TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Peter F. Sannizzaro, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of October 1, 2018
Peter F. Sannizzaro

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Richard J. Carbone, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of October 1, 2018
Richard J. Carbone

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Henry Cornell, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of October 1, 2018
Henry Cornell

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Gilles M. Dellaert, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Gilles M. Dellaert	Dated as of October 1, 2018
Gilles M. Dellaert

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Oliver M. Goldstein, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Oliver M. Goldstein	Dated as of October 1, 2018
Oliver M. Goldstein

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Brion S. Johnson, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of October 1, 2018
Brion S. Johnson

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Emily R. Pollack, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of October 1, 2018
Emily R. Pollack

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Michael S. Rubinoff, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of October 1, 2018
Michael S. Rubinoff

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, David I. Schamis, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of October 1, 2018
David I. Schamis

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Robert W. Stein, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of October 1, 2018
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Heath L. Watkin, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer and Ian Veitzer, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of October 1, 2018
Heath L. Watkin

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 1, 2018
Filed on Form S-3
File Numbers:

333-214335
333-214336
333-214339
333-223485
333-223486
333-227375